THIRD SUPPLEMENT TO REVOLVING CREDIT LOAN AGREEMENT

      This Third Supplement to the Revolving Credit Loan Agreement is dated as of the date set forth below between AGRICULTURAL PRODUCTION CREDIT ASSOCIATION, a federally chartered production credit association, organized and operating under the Farm Credit Act of 1971, as amended, with its principal place of business at 3210 WNW Loop 323, Tyler, Texas (hereinafter referred to as "Lender"), and PILGRIM'S PRIDE CORPORATION, a Delaware corporation authorized to do business in the state of Texas, with its principal place of business at 110 S. Texas, Pittsburg, Texas (hereinafter referred to as "Borrower").

                                   RECITALS

      WHEREAS, Borrower executed the Revolving Credit Loan Agreement, dated March 27, 1995, which agreement provided Borrower with a revolving credit facility under the terms and conditions set forth therein, and which agreement was modified by the First Supplement to Revolving Credit Loan Agreement dated July 6, 1995, and the Second Supplement to Revolving Credit Loan Agreement dated June 28, 1996 (such documents being collectively referred to herein as the "Agreement"); and

      WHEREAS, Borrower, Guarantor, and Lender desire to amend certain material provisions of the Agreement as set forth herein.

      NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth herein and in the Agreement, the parties agree as follows:

      1. CAPITALIZED TERMS. When used in this Third Supplement to Revolving Credit Loan Agreement, all capitalized terms shall have the same meanings and definitions set forth in the Agreement.

      2. PURPOSE. This Supplement to the Agreement is made to document Borrower's desire to obtain an Advance for the purchase of certain real property in Dallas County, Texas. Borrower and Guarantor each acknowledge that all terms and provisions of the Agreement and the Loan Documents shall be and remain in full force and effect as therein written, except as otherwise expressly provided herein. Nothing herein shall operate to release Borrower or Guarantor from any liability to keep or perform all of the terms, conditions, obligations and agreements contained in the Agreement and in the Loan Documents, except as herein expressly modified.

      3.    MODIFICATIONS.  The Agreement is hereby modified as follows:

            (a) Certain definitions in Section 1.01 of the Agreement are hereby amended to read as follows:

            "Deed of Trust" shall mean all and singular the Deeds of Trust, Security Agreements, Financing Statements, Assignments of Rents, Agreements and Mortgages executed by Borrower and assigning or conveying the Collateral to secure the repayment of the Obligations including, without any limitation, any such instruments executed by Borrower on property added to the Collateral after the original date of this Agreement, and all amendments, modifications, supplements, extensions and revisions.

            "Land" shall mean the real estate or interest therein described in Schedule "1.01" and in Supplemental Schedule "1.01 H" attached to the Agreement and incorporated herein by this reference, all fixtures or other improvements situated thereon and all rights, titles and interests appurtenant thereto.

            "Title Insurance" shall mean one or more mortgagee's policies of title insurance, all in form and substance satisfactory to Lender and containing no exceptions (printed or otherwise) which are unacceptable to Lender, issued by a title company (or, if Lender so requires, by several title companies) acceptable to Lender in the aggregate amount of at least $16,000,000.00 and insuring that Lender has a first and prior Deed of Trust on the Collateral, subject only to the Permitted Liens described in the Deed of Trust.

      4. SUCCESSORS AND ASSIGNS. This Third Supplement to Revolving Credit Loan Agreement shall be binding upon and inure to the benefit of Borrower, Guarantor and Lender and their respective Affiliates, successors, permitted assigns, heirs and legal representatives.

      5. ENTIRE AGREEMENT. This Third Supplement to Revolving Credit Loan Agreement represents all agreed modifications to the Agreement and supersedes all prior written and oral negotiations and/or agreements pertaining to the modifications set forth herein.

      6. COUNTERPARTS. This Third Supplement to Revolving Credit Loan Agreement may be executed in several counterparts, each of which shall be regarded as the original and all of which shall constitute one and the same Third Supplement to Revolving Credit Loan Agreement.

      THIS THIRD SUPPLEMENT TO REVOLVING CREDIT LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES RELATING TO THIS MODIFICATION OF THE REVOLVING CREDIT LOAN AGREEMENT, DATED MARCH 27, 1995, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

      Executed this the 22nd day of August, 1996.


Agricultural Production             Pilgrim's Pride Corporation
Credit Association

By:______________________________ By:______________________________
Name: Stephen R. Ogletree           Name: Lonnie "Bo" Pilgrim
Title: President                          Title: Chief Executive Officer

                                          Attest:

                                          __________________________________
                                          Name:  Cliff Butler
                                          Title: Chief Financial Officer

                                          Guarantors:

                                          __________________________________
                                          Lonnie "Bo" Pilgrim

                                          __________________________________
                                          Patty Redding Pilgrim